UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

ZAGG INC

(Exact name of registrant as specified in charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 West Legacy Center Drive, Suite 500

Midvale, Utah 84047

(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 263-0699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

Effective June 13, 2016 (the “Effective Time”), ZAGG Inc (the “Company”), changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated June 10, 2016 (the “Plan of Conversion”). The Company filed the following instruments on June 13, 2016 to effect the Reincorporation: (i) articles of conversion (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada, (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) and (iii) a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware. Pursuant to the Plan of Conversion, the Company also adopted new bylaws, which became effective at the Effective Time (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at its 2016 Annual Meeting of Stockholders held on June 9, 2016, as set forth in Item 5.07 below. Upon the effectiveness of the Reincorporation:

●	the affairs of the Company ceased to be governed by Nevada corporation laws and became subject to Delaware corporation laws;

●	the resulting Delaware corporation (“ZAGG-Delaware”) is the same entity as the Company previously incorporated in Nevada (“ZAGG-Nevada”) and continues with all of the rights, privileges and powers of ZAGG-NEVADA, possesses all of the properties of ZAGG-Nevada, continues with all of the debts, liabilities and obligations of ZAGG-Nevada and continues with the same officers and directors of ZAGG-Nevada immediately prior to the Reincorporation; and

●	each outstanding share of ZAGG-Nevada capital stock became an outstanding share of capital stock of a like class of ZAGG-Delaware, and each outstanding option or right to acquire shares of ZAGG-Nevada common stock became an option or right to acquire shares of common stock of ZAGG-Delaware on the same terms and conditions as in effect immediately prior to the Reincorporation.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2016, under the section entitled “Proposal 4 - Reincorporation”, which description is incorporated in its entirety herein by reference.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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Item 5.07	Submission of Matters to a Vote of Security Holders

On June 9, 2016, the Company held its 2016 Annual Meeting of Stockholders (the “Meeting”) virtually at www.virtualshareholdermeeting.com/ZAGG. The following proposals were voted on at the Meeting:

Proposal 1	To elect five directors of the Company to serve until the next annual meeting of the stockholders and until a successor has been elected and qualified;

Proposal 2	To ratify the appointment of KPMG LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

Proposal 3	To provide an advisory approval of the compensation of our named executive officers; and

Proposal 4	To approve a proposal to change the Company’s state of incorporation from Nevada to Delaware.

The voting totals were as follows:

1.	Election of Directors:

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Abstained	Broker Non-Votes
Randall L. Hales	18,444,217	647,111	15,338	5,169,862
Cheryl A. Larabee	18,438,078	650,444	18,144	5,169,862
E. Todd Heiner	18,442,157	647,768	16,741	5,169,862
Daniel R. Maurer	18,443,982	644,237	18,447	5,169,862
P. Scott Stubbs	18,439,248	640,547	26,871	5,169,862

Based on the voting results shown above, each of the director nominees listed above was elected to the Company’s Board of Directors to serve until their respective successors have been duly elected and qualified.

2.            Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
24,040,414	174,704	61,410	-

Based on the voting results set forth above, the appointment of KPMG LLP as the Company’s independent auditors to serve for the year ending December 31, 2016, was ratified by the Company’s stockholders.

3.           Advisory vote on the compensation of the Company’s named executive officers:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
18,604,974	233,025	268,667	5,169,862

Based on the voting results set forth above, the compensation of the Company’s named executive officers was approved by the Company’s stockholders on an advisory basis.

4.           Proposal to change the Company’s state of incorporation from Nevada to Delaware:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
18,885,051	202,601	19,014	5,169,862

Based on the voting results set forth above, the proposal to change the Company’s state of incorporation from Nevada to Delaware was approved by the Company’s stockholders.

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Item 8.01.	Other Events.

At the Meeting, management of the Company provided a presentation regarding the Company’s performance during the prior fiscal year and interim period, including performance of certain products and product categories, expectations regarding the remainder of 2016, and the markets and industry in which the Company operates. A copy of the presentation provided by Company management is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The presentation includes a financial measure that is not in conformity with accounting principles generally accepted in the United States (“GAAP”), which are referred to as non-GAAP financial measures. Specifically, the presentation includes references to earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, other income (expense), recovery of reserves on note receivable, and mophie transaction expenses (“Adjusted EBITDA”). The Company considers Adjusted EBITDA to be an important financial indicator of the Company’s operational strength and the performance of its business. Adjusted EBITDA should not be construed as an alternative to any other measure of performance determined in accordance with GAAP, or as an indicator of our operating performance, liquidity or cash flows generated by operating, investing, and financing activities as there may be significant factors or trends that it fails to address. Adjusted EBITDA is presented because the Company believes that it is helpful to some investors as a measure of the Company’s operations. The Company cautions investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions. Accordingly, its use can make it difficult to compare results for the fiscal year and interim period with similar results from other reporting periods and with the results of other companies. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in the slide presentation to their most directly comparable GAAP financial measures as provided on the Company’s internet website.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Plan of Conversion, dated June 10, 2016
3.1	Articles of Conversion, as filed with the Nevada Secretary of State on June 13, 2016
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on June 13, 2016
3.3	Certificate of Incorporation, as filed with the Delaware Secretary of State on June 13, 2016
3.4	Bylaws, effective June 13, 2016
99.1	Annual Stockholders Meeting Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2016	ZAGG Inc

/s/ BRADLEY J. HOLIDAY
Bradley J. Holiday
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Plan of Conversion, dated June 10, 2016
3.1	Articles of Conversion, as filed with the Nevada Secretary of State on June 13, 2016
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on June 13, 2016
3.3	Certificate of Incorporation, as filed with the Delaware Secretary of State on June 13, 2016
3.4	Bylaws, effective June 13, 2016
99.1	Annual Stockholders Meeting Presentation

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